Exhibit 21.1
LIST OF SUBSIDIARIES
SUBSIDIARIES OF ENERGY TRANSFER LP, a Delaware limited partnership:

Entity Name	State or Other Jurisdiction of Organization or Formation
5555 San Felipe LLC	Texas
Arguelles Pipeline, S. De R.L. De C.V.	Mexico
Atoka Midstream LLC	Delaware
Bakken Holdings Company LLC	Delaware
Bakken Pipeline Investments LLC	Delaware
Bayou Bridge Pipeline, LLC	Delaware
Bayview Refining Company, LLC	Delaware
Belize Power Partners Ltd.	Belize
Blue Marlin Offshore Port LLC	Delaware
Buckeye Products Pipe Line, L.P.	Delaware
Buffalo Gulf Coast Terminals LLC	Delaware
Buffalo Parent Gulf Coast Terminals LLC	Delaware
Chalkley Gathering Company, LLC	Texas
Chemical Manufacturing Operations – a series of Evergreen Resources Group, LLC	Delaware
Citrus ETP Finance LLC	Delaware
Citrus, LLC	Delaware
Clean Air Action Corporation	Delaware
CMLP Tres Manager LLC	Delaware
CMLP Tres Operator LLC	Delaware
Comanche Trail Pipeline, LLC	Texas
CPB Member LLC	Delaware
CPB Operator LLC	Delaware
CPB Subsidiary Holdings LLC	Delaware
CPB Transportation & Marketing LLC	Delaware
Crestwood Appalachia Pipeline LLC	Texas
Crestwood Canada Company	Nova Scotia
Crestwood Corporation	Delaware
Crestwood Crude Logistics LLC	Delaware
Crestwood Crude Services LLC	Delaware
Crestwood Crude Terminals LLC	Delaware
Crestwood Crude Transportation LLC	Delaware
Crestwood Dakota Pipelines LLC	Delaware
Crestwood Delaware Basin LLC	Delaware
Crestwood Equity GP LLC	Delaware
Crestwood Gas Services GP LLC	Delaware
Crestwood Gas Services Holdings LLC	Delaware
Crestwood Holdings LP	Delaware
Crestwood Infrastructure Holdings LLC	Delaware

Crestwood Marcellus Midstream LLC	Delaware
Crestwood Marcellus Pipeline LLC	Delaware
Crestwood Midstream Finance Corp.	Delaware
Crestwood Midstream GP LLC	Delaware
Crestwood Midstream Operations LLC	Delaware
Crestwood Midstream Partners LP	Delaware
Crestwood New Mexico Pipeline LLC	Texas
Crestwood Niobrara LLC	Delaware
Crestwood Operations LLC	Delaware
Crestwood Panhandle Pipeline LLC	Texas
Crestwood Permian Basin Holdings LLC	Delaware
Crestwood Permian Basin LLC	Delaware
Crestwood Pipeline LLC	Texas
Crestwood Sales & Service LLC	Delaware
Crestwood Sendero GP LLC	Delaware
Crestwood Services LLC	Texas
Crestwood Transportation LLC	Delaware
CrossCountry Citrus, LLC	Delaware
Crosspoint Pipeline, LLC	Delaware
Dakota Access Holdings LLC	Delaware
Dakota Access Truck Terminals, LLC	Delaware
Dakota Access, LLC	Delaware
DAL-TEX Consulting, LLC	Texas
DAPL-ETCO Construction Management, LLC	Delaware
DAPL-ETCO Operations Management, LLC	Delaware
Dual Drive Technologies, Ltd.	Texas
E. Marcellus Asset Company, LLC	Delaware
Edwards Lime Gathering, LLC	Delaware
ELG Oil LLC	Delaware
ELG Utility LLC	Delaware
Enable Atoka, LLC	Oklahoma
Enable Bakken Crude Services, LLC	Delaware
Enable Energy Resources, LLC	Oklahoma
Enable Gas Transmission, LLC	Delaware
Enable Mississippi River Transmission, LLC	Delaware
Enable Natural State Pipeline, LLC	Delaware
Enable Oklahoma Crude Services, LLC	Oklahoma
Enable Oklahoma Intrastate Transmission, LLC	Delaware
Enable Pine Holdings, LLC	Delaware
Enable South Central Pipeline, LLC	Delaware
Enable Waskom Holdings, LLC	Delaware
Energy Transfer (Beijing) Energy Technology Co., Ltd.	China
Energy Transfer (R&M), LLC	Pennsylvania
Energy Transfer Aviation LLC	Delaware

Energy Transfer Bakken Logistics, LLC	Texas
Energy Transfer Crude Marketing LLC	Texas
Energy Transfer Crude Oil Company, LLC	Delaware
Energy Transfer Crude Trucking LLC	Texas
Energy Transfer Data Center, LLC	Delaware
Energy Transfer Employee Management LLC	Delaware
Energy Transfer Fuel GP, LLC	Delaware
Energy Transfer Fuel, LP	Delaware
Energy Transfer GC NGL Assets GP LLC	Delaware
Energy Transfer GC NGL Fractionators LLC	Delaware
Energy Transfer GC NGL Marine Facilities LLC	Delaware
Energy Transfer GC NGL Marketing LLC	Delaware
Energy Transfer GC NGL Pipelines LP	Delaware
Energy Transfer GC NGL Product Services LLC	Delaware
Energy Transfer GC NGLs LLC	Delaware
Energy Transfer Geismar Olefins LLC	Delaware
Energy Transfer Group, L.L.C.	Texas
Energy Transfer Hattiesburg NGLs LLC	Delaware
Energy Transfer International Holdings LLC	Delaware
Energy Transfer Interstate Holdings, LLC	Delaware
Energy Transfer Latin America Marketing LLC	Texas
Energy Transfer Latin America Power LLC	Texas
Energy Transfer Latin America Terminals LLC	Texas
Energy Transfer Latin America, S. de R.L	Panama
Energy Transfer LNG Export, LLC	Delaware
Energy Transfer Low-Carbon Development LLC	Delaware
Energy Transfer Marketing & Terminals L.P.	Texas
Energy Transfer Mexicana, LLC	Delaware
Energy Transfer Mont Belvieu NGL Pipelines LLC	Delaware
Energy Transfer Mont Belvieu NGLs GP LLC	Delaware
Energy Transfer Mont Belvieu NGLs LP	Delaware
Energy Transfer Nederland Terminal LLC	Texas
Energy Transfer Olefins Marketing LLC	Texas
Energy Transfer Operations GP LLC	Delaware
Energy Transfer Panama LLC	Delaware
Energy Transfer Partners, L.L.C.	Delaware
Energy Transfer Peru 2 LLC	Delaware
Energy Transfer Petrochemical Holdings, LLC	Delaware
Energy Transfer Retail Power, LLC	Delaware
Energy Transfer Sea Robin Processing LLC	Delaware
Energy Transfer Singapore Private Limited	Singapore
Energy Transfer Spindletop LLC	Delaware
Energy Transfer Transport, LLC	Pennsylvania
ET Belize Construction, LLC	Belize

ET Belize Marketing LLC	Belize
ET Belize Power LLC	Belize
ET Belize Terminals LLC	Belize
ET C&D Holdco LLC	Delaware
ET CC Holdings LLC	Delaware
ET CET Transportation LLC	Texas
ET COAM Holdings LLC	Delaware
ET Crude Oil Terminals, LLC	Texas
ET Crude Operating, LLC	Delaware
ET Finance LLC	Delaware
ET Gathering & Processing LLC	Delaware
ET Genco LLC	Texas
ET Honduras Construction, S. De R.L.	Honduras
ET Honduras Marketing, S. de R.L	Honduras
ET Honduras Terminals, S. de R.L	Honduras
ET Insurance Canada LLC	Delaware
ET Intrastate Holdings LLC	Delaware
ET Midstream Holdings LLC	Texas
ET Panama Construction Company, S. de R.L.	Panama
ET Panama Operating Company, S. de R.L.	Panama
ET Procurement LLC	Delaware
ET Rover Pipeline LLC	Delaware
ET Sabina Pipeline LLC	Texas
ET SCOOP Express LLC	Delaware
ET TexLa Oasis GP LLC	Delaware
ET Water Services LLC	Delaware
ETC Champ Pipeline LLC	Delaware
ETC China Holdings LLC	Delaware
ETC Compression, LLC	Delaware
ETC Endure Energy L.L.C.	Delaware
ETC Fayetteville Express Pipeline, LLC	Delaware
ETC Fayetteville Operating Company, LLC	Delaware
ETC Gas Gathering Company, LLC	Texas
ETC Gas Processing, LLC	Texas
ETC Haynesville LLC	Delaware
ETC Hydrocarbons, LLC	Texas
ETC Jameson Gas Plant, LLC	Delaware
ETC Jameson, LP	Delaware
ETC Katy Pipeline, LLC	Texas
ETC LEDCO Gas Gathering, LLC	Delaware
ETC LEDCO, LLC	Delaware
ETC Marketing, Ltd.	Texas
ETC Midcontinent Express Pipeline, L.L.C.	Delaware
ETC Midland Gas Gathering LLC	Texas

ETC Midland Gas Gathering Holdings LLC	Delaware
ETC Midstream Vehicles, LLC	Texas
ETC NGL Transport, LLC	Texas
ETC North Permian Midstream LLC	Texas
ETC Northeast Field Services LLC	Delaware
ETC Northeast Pipeline, LLC	Delaware
ETC PennTex LLC	Delaware
ETC Production LLC	Delaware
ETC South Permian Midstream LLC	Texas
ETC Sunoco Holdings LLC	Pennsylvania
ETC Texas Pipeline, Ltd.	Texas
ETC Tiger Pipeline, LLC	Delaware
ETCO Holdings LLC	Delaware
ETE Services Company, LLC	Delaware
ETMT GP LLC	Delaware
ETP Crude LLC	Texas
ETP Holdco Corporation	Delaware
ET-CW Bakken Marketing LLC	Texas
ET-CW Permian Marketing LLC	Texas
ET-S Permian Holdings Company LP	Texas
ET-S Permian Holdings GP LLC	Texas
ET-S Permian Marketing Company LLC	Texas
ET-S Permian Operating Company LLC	Texas
ET-S Permian Pipeline Company LLC	Texas
ET-S Permian Terminals Company LLC	Texas
Everen Limited	Bermuda
Everen Specialty Ltd.	Bermuda
Evergreen Assurance, LLC	Delaware
Evergreen Capital Holdings, LLC	Delaware
Evergreen Remediation Services, LLC	Delaware
Evergreen Resources Group, LLC	Delaware
Evergreen Resources Management Operations – a series of Evergreen Resources Group, LLC	Delaware
Exploration & Production Operations – a series of Evergreen Resources Group, LLC	Delaware
Explorer Pipeline Company, a Delaware corporation	Delaware
Fayetteville Express Pipeline LLC	Delaware
Finger Lakes LPG Storage, LLC	Delaware
Florida Gas Transmission Company, LLC	Delaware
Gradyco Real Estate LLC	Oklahoma
Gulf Coast Pipe Line, L.P.	Delaware
Gulf Coast/Products GP Holdings LLC	Delaware
Gulf Run Transmission, LLC	Delaware
Helios Assurance Company Limited	Bermuda
HFOTCO LLC	Texas

Houston Pipe Line Company LP	Delaware
HPL Asset Holdings LP	Delaware
HPL GP, LLC	Delaware
HPL Leaseco LP	Delaware
HPL Resources Company LLC	Delaware
HPL Storage GP LLC	Delaware
Hugh Brinson Pipeline, LLC	Texas
Inland Corporation	Ohio
J.C. Nolan Pipeline Co., LLC	Delaware
J.C. Nolan Terminal Co., LLC	Delaware
Jackalope Gas Gathering Services, L.L.C.	Oklahoma
Japan Sun Oil Company, Ltd.	Japan
Kanawha Rail LLC	Delaware
LA GP, LLC	Texas
La Grange Acquisition, L.P.	Texas
Lake Charles Exports, LLC	Delaware
Lake Charles LNG Company, LLC	Delaware
Lake Charles LNG Export Company, LLC	Delaware
Lake Charles LNG OpCo, LLC	Texas
Lee 8 Storage Partnership	Delaware
Legacy Refining Operations – a series of Evergreen Resources Group, LLC	Delaware
LG PL, LLC	Texas
LGM, LLC	Texas
Liberty Pipeline Group, LLC	Delaware
Libre Insurance Company, Ltd.	Bermuda
LJL, LLC	West Virginia
Loadout LLC	Delaware
Lobo Pipeline Company LLC	Delaware
Louisiana State Gas, LLC	Delaware
Low Country Power LLC	Texas
Marcus Hook Refinery Operations – a series of Evergreen Resources Group, LLC	Delaware
Materials Handling Solutions LLC	Delaware
Maurepas Holding, LLC	Oklahoma
Maurepas Pipeline, LLC	Delaware
Mi Vida JV LLC	Delaware
Mid Valley Pipeline Company LLC	Ohio
Midcontinent Express Pipeline LLC	Delaware
Midwest Connector Capital Company LLC	Delaware
Mining Operations – a series of Evergreen Resources Group, LLC	Delaware
NGL Energy Holdings LLC	Delaware
Oasis Pipeline, LP	Texas
Ohio River System LLC	Delaware
Old Ocean Pipeline, LLC	Texas

Orbit Gulf Coast NGL Exports, LLC	Delaware
Pan Gas Storage LLC	Delaware
Panhandle Eastern Pipe Line Company, LP	Delaware
Panhandle Storage LLC	Delaware
Pelico Pipeline, LLC	Delaware
Penn Virginia Operating Co., LLC	Delaware
PEPL Real Estate, LLC	Delaware
Permian Express Partners LLC	Delaware
Permian Express Partners Operating LLC	Texas
PG Energy LLC	Pennsylvania
Philadelphia Refinery Operations – a series of Evergreen Resources Group, LLC	Delaware
Pine Pipeline Acquisition Company, LLC	Delaware
Pipe Sky, LLC	Delaware
Pipeline Operations – a series of Evergreen Resources Group, LLC	Delaware
Powder River Basin Industrial Complex, LLC	Delaware
PRB HoldCo LLC	Delaware
Preston Commons LLC	Texas
Price River Terminal, LLC	Texas
Real Property Operations – a series of Evergreen Resource Group, LLC	Delaware
Red Bluff Express Pipeline, LLC	Delaware
Regency Employees Management Holdings LLC	Delaware
Regency Energy Partners LP	Delaware
Regency GP LLC	Delaware
Regency GP LP	Delaware
Regency Intrastate Gas LP	Delaware
Regency Marcellus Gas Gathering LLC	Delaware
Regency Texas Pipeline LLC	Delaware
Retail/Service Station Operations – a series of Evergreen Resources Group, LLC	Delaware
RIGS GP LLC	Delaware
Rose Rock Midstream Crude, LLC	Texas
Rough Rider Bakken Crude LLC	Texas
Rough Rider Bakken G&P LLC	Texas
Rough Rider Bakken SWD LLC	Texas
Rough Rider Bakken Water LLC	Texas
Rover Pipeline LLC	Delaware
Sea Robin Pipeline Company, LLC	Texas
SEC Energy Products & Services, L.P.	Texas
SEC General Holdings, LLC	Texas
SemEnergy S. de R.L. de C.V.	Mexico
SemGreen, L.P.	Delaware
SemGroup Energy S. de R.L. de C.V.	Mexico
SemGroup Mexico S. de R.L. de C.V.	Mexico
SemManagement L.L.C.	Delaware

SemMaterials, L.P.	Oklahoma
SemMexico, L.L.C.	Oklahoma
SemOperating G.P., L.L.C.	Oklahoma
Sendero Carlsbad Finance, LLC	Delaware
Sendero Carlsbad Midstream, LLC	Delaware
Sendero Midstream Holdings, LLC	Delaware
Sendero Midstream Partners, LP	Delaware
SESH Capital, LLC	Delaware
SESH Sub Inc.	Delaware
Southeast Supply Header, LLC	Delaware
Southern Illinois Connector LLC	Texas
Southern Union Panhandle LLC	Delaware
Starfish Pipeline Company, LLC	Delaware
Stellar Propane Service, LLC	Delaware
Stingray Pipeline Company, L.L.C.	Delaware
Sun Pipe Line Company LLC	Delaware
Sunoco GP LLC	Delaware
Sunoco Logistics Partners GP LLC	Delaware
Sunoco LP	Delaware
Sunoco Partners Lease Acquisition & Marketing LLC	Delaware
Sunoco Pipeline L.P.	Texas
SunocoCorp LLC	Delaware
SunocoCorp Management LLC	Delaware
Superfund Management Operations – a series of Evergreen Resources Group, LLC	Delaware
Sweeney Gathering, L.P.	Texas
Terminal Operations – a series of Evergreen Resources Group, LLC	Delaware
TETC, LLC	Texas
Texas Energy Transfer Company, Ltd.	Texas
Texas Energy Transfer Power, LLC	Texas
The Energy Transfer/Sunoco Foundation	Pennsylvania
Toney Fork LLC	Delaware
TPL Management Operations – a series of Evergreen Resources Group, LLC	Delaware
Trans-Pecos Pipeline, LLC	Texas
Transwestern Pipeline Company, LLC	Delaware
Triton Gathering, LLC	Delaware
Trunkline Field Services LLC	Delaware
Trunkline Gas Company, LLC	Delaware
Trunkline LNG Holdings LLC	Delaware
USA Compression GP, LLC	Delaware
USA Compression Management Services, LLC	Delaware
USA Compression Partners, LP	Delaware
Waskom Gas Processing Company	Texas
Waskom Transmission LLC	Texas

Wattenberg Holding, LLC	Oklahoma
West Cameron Dehydration Company, L.L.C.	Delaware
West Shore Pipe Line Company	Delaware
West Texas Gulf Pipe Line Company LLC	Delaware
WGP-KHC LLC	Delaware
White Cliffs Pipeline, L.L.C.	Delaware
Wink to Webster Pipeline LLC	Delaware
Wolverine Pipe Line Company	Delaware
Yellowstone Pipe Line Company	Delaware
SUBSIDIARIES OF SUNOCO LP, a Delaware limited partnership:

Entity Name	State or Other Jurisdiction of Organization or Formation
2564047 Alberta Ltd.	Canada
2621469 Alberta Ltd.	Canada
2624858 Alberta Ltd.	Canada
2661123 Alberta Ltd.	Canada
2709716 Alberta ULC	Canada
2771144 Alberta ULC	Canada
Aloha Petroleum LLC	Delaware
Aloha Petroleum, Ltd.	Hawaii
Antilles Shipping Company SEZC (Cayman)	Cayman
Antilles Trading Company SEZC (Cayman)	Cayman
BNTCL Holdings Ltd.	Barbados
BRIM GP Ltd.	Canada
BRIM LP	Canada
Cal’s Convenience, Inc.	Texas
Cööperatie NuStar Holdings U.A.	Netherlands
Eco-Products Manufacturing of Puerto Rico Inc.	Puerto Rico
Elbow River Marketing Ltd.	Canada
Elbow River Marketing Mexico S.A. de C.V.	Mexico
Elbow River Marketing USA Ltd.	Delaware
ERM Cayman Financing Company	Cayman Islands
Estrella Holdings Limited	Cayman Islands
ET-S Permian Holdings Company LP	Texas
ET-S Permian Marketing Company LLC	Texas
ET-S Permian Pipeline Company LLC	Texas
ET-S Permian Terminals Company LLC	Texas
Fathom Global Energy FT LLC	Delaware
Harvest Hills Insurance Ltd.	Cayman Islands
J.C. Nolan Pipeline Co., LLC	Delaware
J.C. Nolan Terminal Co., LLC	Delaware
LegacyStar Services, LLC	Delaware
M&M Meat Shops Ltd.	Canada
MyMenu Canada Inc.	Canada

NuStar Energy LLC	Delaware
NuStar Finance LLC	Delaware
NuStar GP, Inc.	Delaware
NuStar Internacional, S. de R.L. de C.V.	Mexico
NuStar Logistics, L.P.	Delaware
NuStar Permian Holdings, LLC	Delaware
NuStar Pipeline Company, LLC	Delaware
NuStar Pipeline Operating Partnership L.P.	Delaware
NuStar Pipeline Partners L.P.	Delaware
NuStar Services Company LLC	Delaware
NuStar Supply & Trading LLC	Delaware
NuStar Terminals Operations Partnership L.P.	Delaware
NuStar Terminals Services, Inc.	Delaware
On the Run Charging GP Inc.	Canada
On the Run Charging LP	Canada
OTR Infrastructure GP Inc.	Canada
OTR Infrastructure LP	Canada
Parkland (Barbados) Finance Company Inc.	Barbados
Parkland (U.S.) Holding Corp.	Delaware
Parkland (U.S.) People Corp.	Delaware
Parkland (U.S.) Supply Corp.	Delaware
Parkland Acquisition Ltd.	Canada
Parkland Corporation	Canada
Parkland Refining (B.C.) Ltd.	Canada
Parkland Refining Ltd.	Canada
Parkland Terminals of Canada Inc.	Canada
Parkland Terminals of Eastern Canada Inc.	Canada
Parkland USA Corporation	Delaware
Parkland USA Finance Corporation	Delaware
Peerless Oil & Chemicals, Inc.	Delaware
Peerless Oil Company (Puerto Rico), Inc.	Puerto Rico
Petro Taino Transport Corp.	Puerto Rico
PKI EV Holdings GP Inc.	Canada
PKI EV Holdings LP	Canada
POC USVI LLC	U.S. Virgin Islands
Portland Terminals, LLC	Delaware
Riverwalk Logistics, LLC.	Delaware
Shore Terminals LLC	Delaware
Sol (Barbados) Finance Inc.	Barbados
Sol (Barbados) Ltd (Barbados)	Barbados
Sol (St Lucia) Ltd Anguilla	Anguilla
Sol Antiles Guyane SASU	Martinique
Sol Antilles Guyane SAS (France)	France
Sol Antilles N.V.	St. Maarten
Sol Aviation Services Limited (Barbados)	Barbados
Sol Aviation Services Limited (UK)	UK
Sol Belize Limited (Belize)	Belize

Sol Brands Inc (Barbados IBC)	Barbados
Sol Caribbean Ltd (Barbados IBC)	Barbados
Sol EC Ltd (Dominica)	Dominica
Sol EC Ltd (Grenada)	Grenada
Sol EC Ltd (St Kitts)	St. Kitts
Sol EC Ltd (St Lucia)	St. Lucia
Sol EC Ltd (St Vincent)	St. Vincent
Sol Guyana Inc (Guyana)	Guyana
Sol Guyane Francaise SAS (French Guiana)	France
SOL Investments Limited (Cayman)	Cayman
Sol Jamaica SRL	Barbados
Sol Logistics et Transport E.U.R.L (France)	France
Sol Petroleum (Barbados) SRL (Barbados)	Barbados
Sol Petroleum Antilles SASU (France)	France
Sol Petroleum Bahamas Limited (Bahamas)	Bahamas
Sol Petroleum Bermuda Limited (Bermuda)	Bermuda
Sol Petroleum Cayman Limited (Cayman)	Cayman
Sol Petroleum International Sales Company Limited (Barbados)	Barbados
Sol Petroleum USVI Limited	U.S. Virgin Islands
Sol Puerto Rico Limited (UK)	Puerto Rico
Sol Republica Dominicana SRL (Dominican Republic)	Dominican Republic
SOL St Lucia Ltd - BVI Branch	British Virgin Islands
Sol Suriname NV (Suriname)	Suriname
Sun LP Pipeline LLC	Delaware
Sun LP Terminals LLC	Delaware
Sun Lubricants and Specialty Products Inc.	Canada
Sun Pipeline Holdings LLC	Texas
Sun PKI Holdings LLC	Delaware
Sunmarks, LLC	Delaware
Sunoco Amsterdam Terminal B.V.	Netherlands
Sunoco Aviation LLC	Delaware
Sunoco Bantry Bay Terminal Limited	Ireland
Sunoco European Holdings Limited	Ireland
Sunoco Finance Corp.	Delaware
Sunoco Global LLC	Delaware
Sunoco Ireland Limited	Ireland
Sunoco Marine Ltd.	Delaware
Sunoco Midstream Holdings, LLC	Delaware
Sunoco Midstream LLC	Delaware
Sunoco Netherlands Amsterdam B.V.	Netherlands
Sunoco Netherlands Ireland Holdings B.V.	Netherlands
Sunoco Overseas, Inc.	Delaware
Sunoco Retail LLC	Pennsylvania
Sunoco, LLC	Delaware
Tropic Acquisition Corp.	Delaware
Tropic Oil Company LLC	Florida
Tropic Transportation, LLC	Florida

SUBSIDIARIES OF USA COMPRESSION PARTNERS, LP, a Delaware limited partnership:

Entity Name	State or Other Jurisdiction of Organization or Formation
USA Compression Finance Corp.	Delaware
USA Compression Partners, LLC	Delaware
USAC Leasing, LLC	Delaware
J-W Energy Company	Texas
J-W Power Company	Texas